EXHIBIT 99.4

TECHS LOANSTAR, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On February 3, 2010, Techs Loanstar, Inc., a Nevada corporation (“Techs” or the “Company”),  entered into an  Agreement Concerning the Exchange of Securities By and Among the Company and ZenZuu USA, Inc. and Certain Security Holders of ZenZuu USA, Inc.(the “Share Exchange Agreement”). Under the Share Exchange Agreement, ZenZuu USA, Inc (“ZZUSA”), a Nevada Corporation, merged with and into Techs.

          Immediately prior to the Share Exchange the Company had 40,400,000 shares of common stock outstanding.  Upon closing the Company retired 28,000,000 shares of common stock.  Immediately prior to the effective time of the Share Exchange, ZZUSA had 46,750 shares outstanding of its common stock ("ZZUSA Common Stock") and no shares of preferred stock. In accordance with the Plan of Exchange, all of the shares of ZZUSA Common Stock were acquired by the Company in exchange for 25,000,000 shares of company common stock, par value $.001 per share ("Common Stock"). ZZUSA also had outstanding convertible debt securities (the “Convertible Notes”), the outstanding principal and accrued and unpaid interest of which as amended, were automatically convertible into shares of ZZUSA Common Stock at a price per share equal to 65% of the ten (10) average closing price of the Common Stock immediately preceding the six (6) month anniversary of the closing of a Merger Agreement that resulted in ZZUSA becoming a publicly traded company. As a result of the Share Exchange Agreement, these convertible debt securities were exchanged for like convertible securities of the Company, whereby the outstanding principal and interest on such securities are automatically convertible into shares of Common Stock at a price per share equal to 65% of the ten (10) day average closing price of the Common Stock immediately preceding the six (6) month anniversary of the closing of the Share Exchange Agreement.  Accordingly, after giving effect to the Share Exchange, the Registrant has approximately 37,400,000 shares of Common Stock outstanding, excluding the common stock to be issued upon the conversion of the Convertible Notes. As a result of the Share Exchange, the former ZZUSA shareholders together hold approximately 66.8% of the Registrant's outstanding voting power, excluding the outstanding convertible debt. Accordingly, the Share Exchange constitutes a change of control of the Registrant.

The unaudited pro forma condensed combined balance sheet was prepared by combining the condensed balance sheet of Techs as of October 31, 2009and the condensed balance sheet of ZZUSA as of November 30, 2009. The unaudited pro forma condensed combined balance sheet assumes the transaction had been completed on October 31, 2009.

The unaudited pro forma condensed combined statement of operations was prepared by combining the condensed statement of operations of Techs for the six months ended October 31, 2009 and the condensed statement of operations of ZZUSA for the six months ended November 30, 2009 and for the year ended April 30, 2009 (for Techs) and June 30, 2009 (for ZZUSA) as if the acquisition was effective at the beginning of each period.

The pro forma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of Techs in its Form 10-K/A filed January 20, 2010 with the Securities and Exchange Commission (“SEC”) for the years ended April 30, 2009 and 2008, and in its Quarterly Report on Form 10-Q filed December 21, 2009 for the six months ended October 31, 2009 with the SEC and  in conjunction with the separate financial statements and related notes thereto of ZZUSA for the period ended June 30, 2009 and May 31, 2008  included as Exhibit 99.1 and for the six months ended November 30, 2009 included as Exhibit 99.2 to this Form 8-K.

These pro forma condensed combined financial statements are not necessarily indicative of the combined results of operations that would have occurred had the acquisition actually taken place at the beginning of the period indicated above or the future results of operations. In the opinion of management, all significant adjustments necessary to reflect the effects of the acquisition that can be factually supported within SEC regulations covering the preparation of pro forma financial statements have been made. The pro forma adjustments as presented are based on estimates and certain information that is currently available to management. Such pro forma adjustments could change as additional information becomes available, as estimates are refined or as additional events occur.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 2009

	Historical	Pro forma
	Techs Loanstar, Inc.	ZenZuu USA, Inc.			Pro Forma
	Six months ended	Six months ended	Pro Forma		Combined
	October 31, 2009	November 30, 2009	Adjustments		October 31, 2009
Revenues:
Revenues	$—	$—			$—
Cost of revenues	—	—	—		—

Gross profit	—	—	—		—

Operating costs and expenses:
Selling, general and administrative
Salaries	—	120,000			120,000
Legal & Accounting	6,478	12,000			18,478
Consulting, other	—	6,000			6,000
Rent	—	5,045			5,045
Amortization of license costs	—	50,000			50,000
Office expenses	1,219	—			1,219
Other	—	136			136
Total operating costs and expenses	7,697	193,181	-		200,878

Operating loss	(7,697)	(193,181)	-		(200,878)

Other income (expenses)
Interest expense, related parties	—	(520)			(520)
Interest expense, other	—	(36,901)			(36,901)
Merger costs	—	(75,000)			(75,000)
Debt issuance costs	—	(8,085)			(8,085)
Debt forgiveness	70				70
Total other income (expenses)	70	(120,506)	-		(120,506)

Net loss	$(7,627)	$(313,687)	$-		$(321,384)

Basic and diluted net loss per common share	$(0.00)				$(0.01)

Basic and diluted weighted average common shares outstanding	40,400,000		(3,000,000)	A, B	37,400,000

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2009

	Historical	Pro forma
	Techs Loanstar, Inc.	ZenZuu USA, Inc.			Pro Forma
	Year ended	Year ended	Pro Forma		Combined
	April 30, 2009	May 31, 2009	Adjustments		April 30, 2009
Revenues:
Revenues	$—	$5,374			$5,374
Cost of revenues	—	—	—		—

Gross profit	—	5,374	—		5,374

Operating costs and expenses:
Selling, general and administrative
Salaries	—	200,623			200,623
Advertising and promotion		50,129			50,129
Travel and entertainment		35,172			35,172
Legal & Accounting	15,357	60,852			76,209
Consulting, other	—	81,690			81,690
Rent	—	37,474			37,474
Amortization of license costs	—	100,000			100,000
Office expenses	3,575	4,987			8,562
Other	—	10,608			10,608
Total operating costs and expenses	18,932	581,536	-		600,468

Operating loss	(18,932)	(576,162)	-		(595,094)

Other income (expenses)
Interest expense, other	—	(62,406)			(62,406)
Interest expense, related party		(2,288)			(2,288)
Debt issuance costs	—	(97,500)			(97,500)
Total other income (expenses)	—	(162,194)	-		(162,194)

Net loss	$(18,932)	$(738,356)	$-		$(757,288)

Basic and diluted net loss per common share	$(0.00)				$(0.02)

Basic and diluted weighted average common shares outstanding	40,400,000		(3,000,000)	A,B	37,400,000

UNAUDITED PRO FORMA CONDENSED COMBINED
BALANCE SHEET
As of October 31, 2009

		Historical				Pro Forma
		Techs Loanstar, Inc.	ZenZuu USA, Inc.	Pro Forma		Combined
		October 31, 2009	November 30, 2009	Adjustments		October 31, 2009

ASSETS

Current Assets
	Cash	$70	$13			$83
	Total current assets	70	13	—		83

License, net of accumulated amortization of $150,000		—	850,000			850,000
	Total assets	$70	$850,013	$-		$850,083

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
	Accrued liabilities, related parties	$—	$785,543			$785,543
	Accounts payable and accrued expenses	20,468	234,536			255,004
	Notes payable	—	36,174			36,174
	Notes payable, related party	24,158	31,439			55,597
	Total current liabilities	44,626	1,087,693	—		1,132,319

Convertible notes payable		—	878,000			878,000

	Total liabilities	44,626	1,965,693	-		2,010,319

Shareholders’ deficit:
	Common stock, $.001 par value	40,400	73	(3,073)	A,B	37,400
	Common stock to be issued	—	2	(2)	A	—
	Additional paid-in capital	(17,900)	(802,029)	(64,021)	A,B,C	(883,950)
	Stock subscription receivable	—	(40)	40	A	—
	Retained earnings (deficit)	(67,056)	(313,687)	67,056	C	(313,687)

	Total shareholders' deficit	(44,556)	(1,115,680)	—		(1,160,236)

	Total liabilities and shareholders' deficit	$70	850,013	$-		$850,083

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

REORGANIZATION

On February 3, 2010, Techs Loanstar, Inc., a Nevada corporation (“Techs” or the “Company”),  entered into an  Agreement Concerning the Exchange of Securities By and Among the Company and ZenZuu USA, Inc. and Certain Security Holders of ZenZuu USA, Inc.(the “Share Exchange Agreement”). Under the Share Exchange Agreement, ZenZuu USA, Inc (“ZZUSA”), a Nevada Corporation  merged with and into Techs.

The Share Exchange Agreement provides for the reorganization of ZZUSA with Techs, with the surviving entity adopting the name ZenZuu USA, Corp. In connection with the Agreement, Techs would acquire all of the issued and outstanding common shares of ZZUSA, on a fully-diluted basis, in exchange for 25,000,000 shares of Techs common stock. At the closing of the Agreement, the current shareholders of ZZUSA would own approximately 66.9% of the outstanding common stock of Techs, resulting in a change in control.  This acquisition will be treated as a recapitalization of ZZUSA, with Techs as the legal surviving entity.

PRO FORMA ADJUSTMENTS

A.	To record the December payment of the stock subscription receivable for ZZUSA as well as to issue the common stock upon receipt of the payment.

B.	To record the cancellation of 28,000,000 shares of common stock of Techs and the issuance of 25,000,000 shares of techs in exchange for 100% of the outstanding common stock of ZZUSA.

           C.   To eliminate the accumulated deficit of Techs to additional paid in capital.